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                                                                   Exhibit 10.63


NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGULATION S OF THE SECURITIES ACT, AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.


                    SERIES B PREFERRED STOCK PURCHASE WARRANT


              To Purchase 15,000 Shares of Series B Preferred Stock

                            INTERACTIVE TELESIS INC.

         THIS CERTIFIES that, for value received, BH CAPITAL INVESTMENTS, L.P. (the "HOLDER"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the "INITIAL EXERCISE DATE") and on or prior to the close of business on the date ending three (3) years from the Initial Exercise Date (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from Interactive Telesis Inc., a corporation incorporated in Delaware (the "COMPANY"), up to FIFTEEN THOUSAND (15,000) shares (the "WARRANT SHARES") of Series B Preferred Stock, $0.001 par value, of the Company (the "Series B Preferred Stock"), which shares are initially convertible into shares of Common Stock, $0.001 par value, of the Company (the "Common Stock") on a 10-for-1 basis. The purchase price of one share of Series B Preferred Stock (the "EXERCISE PRICE") under this Warrant shall be $5.50. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Series B Preferred Stock Purchase Agreement dated April ___, 2001, as amended, between the Company and the Investors thereto (the "PURCHASE AGREEMENT"). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein and under the Purchase Agreement. In the event of any conflict between the terms of this Warrant and the Purchase Agreement, the Purchase Agreement shall control.

                  1. TITLE TO WARRANT. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

                  2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Series B Preferred Stock which may be issued upon the exercise of rights represented by this Warrant and all shares of Common Stock issuable upon exercise of the Series B Preferred Stock will, upon exercise of the rights represented by this Warrant and conversion of the Series B Preferred Stock, be duly authorized, validly issued, fully paid and nonassessable and free from


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all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).


                  3.       EXERCISE OF WARRANT.

                           (a)      Except as provided in Sections 3(b), 3(c) or
4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the Holder of this Warrant shall be entitled to receive a certificate for the number of shares of Series B Preferred Stock so purchased. This Warrant may also be exercised in whole or in part by means of a "cashless exercise" by tendering this Warrant to the Company to receive a number of shares of Series B Preferred Stock equal in Market Value to the difference between the Market Value of the shares of Common Stock issuable upon such exercise of this Warrant and conversion of the Series B Preferred Stock and the total cash exercise price of that part of the Warrant being exercised. "MARKET VALUE" for this purpose shall be the closing price of the Common Stock as reported by Bloomberg L.P. on the date of such cashless exercise. Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) trading days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become the Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Series B Preferred Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                           (b)      Anything in Section 3(a) to the contrary
notwithstanding, in no event shall the Holder be entitled to exercise this Warrant if, upon giving effect to such exercise, the Holder and its "AFFILIATES" (as defined in Rule 405 under the Securities Act) would beneficially own an aggregate number of shares of Common Stock that would exceed 9.9% of the outstanding shares of the Common Stock following such exercise. For purposes of this Section 3(b), the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of the Warrants and conversion of the Series B Preferred Stock with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon exercise or conversion of the unexercised or unconverted portion of any other Securities of the Company (including, without limitation, any Repricing Rights or other warrants), subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Act. For purposes of this Section 3(b), in determining the number of outstanding shares Common Stock the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent quarterly or annual filing with the SEC, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall immediately confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares Common Stock shall be determined after giving effect to exercises of Repricing Rights and Warrants by the Holder since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this Section 3(b) applies, the determination of whether this Warrant is exercisable (in relation to other Securities owned by the Holder) shall be in the sole discretion of the Holder, and the exercise of this Warrant shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other Securities owned by the Holder), subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of the Holder to exercise this Warrant at such time as such exercise will not violate the provisions of this Section. The Holder may waive the provisions of this Section 3(b) as to itself (and solely as to itself) upon not less than 75 days' prior notice to the Company, and the provisions of this Section 3(b) shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No exercise in violation of this Section, but otherwise in accordance with this Warrant, shall affect the status of the Series B Preferred Stock issued upon such exercise as validly issued, fully-paid and nonassessable.

                           (c)      Notwithstanding any other provision herein,
the Company shall not be obligated to issue any shares of Series B Preferred Stock upon exercise of this Warrant if the issuance of such shares of Series B Preferred Stock would exceed any cap or limitation on the number of shares (the "EXCHANGE CAP") imposed by the rules or regulations of the Principal Market, if and to the extent applicable, except that such limitation shall not apply in the event that the Company (i) obtains the approval of its stockholders as required by applicable rules and regulations of the Principal Market for issuances of securities in excess of the Exchange Cap, or (ii) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Investors. Until such approval or written opinion is obtained or such action has been taken by the Investors, no Holder of this Warrant shall be issued, upon exercise of this Warrant, shares of Series B Preferred Stock in an amount that, when added to all Securities issued to such Holder, is greater than the product of (x) the Exchange Cap amount multiplied by (y) a fraction, the numerator of which is the number of Warrant Shares issuable upon exercise to such Holder pursuant to this Warrant and the denominator of which is the aggregate amount of all the Warrant Shares issuable upon exercise to the Holders of all Warrants issued under the Purchase Agreement (the "CAP ALLOCATION AMOUNT"). In the event that the Holder shall sell or otherwise transfer any portion of this Warrant, the transferee shall be allocated a pro rata portion of the Holder's Cap Allocation Amount. In the event that the Holder shall exercise all of this Warrant into a number of shares of Series B Preferred Stock that, in the aggregate, is less than the Holder's Cap Allocation Amount, then the difference between the Holder's Cap Allocation Amount and the number of shares of Series B Preferred Stock actually issued to such Holder shall be allocated to the respective Cap

Allocation Amounts of the Investors on a pro rata basis in proportion to the number of Warrant Shares issuable upon exercise then held by the Investors.

                  4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall issue one additional share of Series B Preferred Stock.

                  5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Series B Preferred Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Series B Preferred Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  6. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

                  7. TRANSFER, DIVISION AND COMBINATION. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Series B Preferred Stock without having a new Warrant issued.

                           (b)      This Warrant may be divided or combined with
other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                           (c)      The Company shall prepare, issue and deliver
at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                           (d)      The Company agrees to maintain, at its
aforesaid office, books for the registration and the registration of transfer of the Warrants.

                  8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                  9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall include the posting of a bond only if the Holder is not the purchaser of this Warrant under the Purchase Agreement or an affiliate of such purchaser), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

                  10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

                  11.      ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT
                           SHARES.

                           (a)      STOCK SPLITS, ETC. The number and kind of
securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Series B Preferred Stock or make a distribution in shares of Series B Preferred Stock to the holders of its outstanding Series B Preferred Stock, (ii) subdivide its outstanding shares of Series B Preferred Stock into a greater number of shares of Series B Preferred Stock, (iii) combine its outstanding shares of Series B Preferred Stock into a smaller number of shares of Series B Preferred Stock or
(iv) issue any shares of its capital stock in a reclassification of the Series B Preferred Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (b)      REORGANIZATION, RECLASSIFICATION, MERGER,
CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Series B Preferred of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Series B Preferred Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Series B Preferred Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Series B Preferred Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                           (c)      NOMINAL ADJUSTMENT. The Company shall not be
required to make an adjustment in the Exercise Price under this Section 11 if such adjustment is less that $0.01. However, the Company shall be required to carry forward on its books all adjustments that would have been made but for this Section 11(c) and shall take such adjustment into account when making subsequent adjustments under this Section 11. All calculations under this
Section 11 shall be made to the nearest cent.

                  12. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  13. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and Other Property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and Other Property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

                  14.      NOTICE OF CORPORATE ACTION. If at any time:

                           (a)      the Company shall take a record of the
holders of its Common Stock or Series B Preferred Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; or

                           (b)      there shall be any capital reorganization of
the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

                           (c)      there shall be a voluntary or involuntary
dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock or Series B Preferred Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock or Series B Preferred Stock shall be entitled to exchange their shares of Common Stock or Series B Preferred Stock for securities or Other Property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

                  15.      AUTHORIZED SHARES.

                           (a)      The Company covenants that during the period
the Warrant is outstanding, it will reserve from its authorized and unissued Series B Preferred Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

                           (b)      The Company shall not by any action,
including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Series B Preferred Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                           (c)      Upon the request of the the Holder, the
Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to the Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

                           (d)      Before taking any action which would cause
an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Series B Preferred Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

                           (e)      Before taking any action which would result
in an adjustment in the number of shares of Series B Preferred Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  16.      MISCELLANEOUS.

                           (a)      JURISDICTION. This Warrant shall be binding
upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

                           (b)      RESTRICTIONS. The Holder hereof acknowledges
that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                           (c)      NONWAIVER AND EXPENSES. No course of dealing
or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                           (d)      NOTICES. Any notice, request or other
document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                           (e)      LIMITATION OF LIABILITY. No provision
hereof, in the absence of affirmative action by the Holder to purchase shares of Series B Preferred Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Series B Preferred Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                           (f)      REMEDIES. The Holder, in addition to being
entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                           (g)      SUCCESSORS AND ASSIGNS. Subject to
applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

                           (h)      INDEMNIFICATION. The Company agrees to
indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; PROVIDED, HOWEVER, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the Holder's bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

                           (i)      AMENDMENT. This Warrant may be modified or
amended or the provisions hereof waived with the written consent of the Company and the Holder.

                           (j)      SEVERABILITY. Wherever possible, each
provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                           (k)      HEADINGS. The headings used in this Warrant
are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.



Dated:  April ___, 2001

                                          INTERACTIVE TELESIS INC.


                                          By:
                                             -----------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                               NOTICE OF EXERCISE



To:[Transfer Agent]

                  (1)The undersigned hereby elects to purchase ________ shares of Series B Preferred Stock of Interactive Telesis Inc. pursuant to the terms of the attached Warrant, and [ ] tenders herewith payment of the exercise price in full OR [ ] tenders the Warrant for cashless exercise, together with all applicable transfer taxes, if any.

                  (2)Calculation of cashless exercise value, if applicable:
_______________________________________________________________________________.

                  (3)Please issue a certificate or certificates representing said shares of Series B Preferred Stock in the name of the undersigned or in such other name as is specified below:


                                    -------------------------------
                                    (Name)

                                    -------------------------------
                                    (Address)

                                    -------------------------------


Dated:                     ,
       --------------------  ---


                                             ------------------------------
                                             Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the Warrant.)



                  FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

______________________________________________________________________________.

______________________________________________________________________________

                                                 Dated:  ______________, _______


                           Holder's Signature:       ___________________________

                           Holder's Address:_____________________________

                                            _____________________________


Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.